UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2021

Foresight Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40043	85-2992794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2045 W. Grand Avenue, Ste. B, PMB 82152 Chicago, IL	60612
(Address of principal executive offices)	(Zip Code)

(312) 882-8897

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	FOREU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FORE	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FOREW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 24, 2021, Foresight Acquisition Corp., a Delaware corporation (“Foresight”), re-convened its special meeting of Foresight stockholders (the “Special Meeting”) in connection with the transactions contemplated by the Agreement and Plan of Merger and the Transaction and Combination Agreement as described in the proxy statement filed by Foresight with the Securities and Exchange Commission on October 28, 2021 and mailed to Foresight’s stockholders. Present at the reconvened Special Meeting were holders of 28,496,046 shares of Class A common stock (“Class A Common Stock”) of Foresight in person or by proxy, representing 70.6% of the voting power of the Class A Common Stock as of October 8, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 40,363,750 shares of Class A Common Stock issued and outstanding.

The sole proposal that was presented at the reconvened Special Meeting was the “Stockholder Adjournment Proposal”—To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of any of the stockholder proposals. The stockholders approved the Stockholder Adjournment Proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions
26,150,988	2,290,958	54,100

The Special Meeting was adjourned to 7:00 a.m., Central Time, on Friday, December 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESIGHT ACQUISITION CORP.

By:	/s/ Michael Balkin
Name: Michael Balkin Title: Chief Executive Officer

Date: December 1, 2021